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ARTICLE I         CONTRIBUTION OF PROPERTY........................................................................1

         I.1.     Contribution and Acquisition of Contributed Property............................................1
         I.2.     Closing.........................................................................................1
         I.3.     Contributor Representative......................................................................1

ARTICLE II        EXCHANGE AMOUNT.................................................................................2

         II.1.    Exchange Amount.................................................................................2

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS..............................................2

         III.1.   Organization and Standing.......................................................................2
         III.2.   Authorization; No Conflicts.....................................................................2
         III.3.   Binding Obligations.............................................................................3
         III.4.   No Litigation...................................................................................3
         III.5.   Contributed Property............................................................................3
         III.6.   Securities Law Matters..........................................................................4

ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF ACADIA AND THE REIT...........................................5

         IV.1.    Organization and Standing.......................................................................5
         IV.2.    Authorization; No Conflicts.....................................................................6
         IV.3.    Binding Obligations.............................................................................6
         IV.4.    No Litigation...................................................................................6
         IV.5.    Series B Units..................................................................................6
         IV.6.    No Tax Audits...................................................................................6
         IV.7.    Tax Reporting...................................................................................6
         IV.8.    Capitalization..................................................................................7
         IV.9.    Common OP Units.................................................................................7
         IV.10.   Governmental Consents and Approvals.............................................................7
         IV.11.   Absence of Certain Changes or Events; Undisclosed Liabilities and Agreements....................7

ARTICLE V         CONTRIBUTORS COVENANTS..........................................................................9

         V.1      Current Operating Covenants.....................................................................9
         V.2      Long-term Covenants............................................................................10
         V.3      Survival.......................................................................................11

ARTICLE VI        CONDITIONS PRECEDENT TO THE CLOSING............................................................11

         VI.1.    Conditions to Obligations of Contributors......................................................11
         VI.2.    Conditions to Obligations of Acadia............................................................12
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                                       i

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ARTICLE VII       DELIVERIES.....................................................................................12


ARTICLE VIII      SURVIVAL; INDEMNIFICATION......................................................................14

         VIII.1.  Survival.......................................................................................14
         VIII.2.  Agreement of Contributors to Indemnify.........................................................14
         VIII.3.  Agreement of Acadia to Indemnify...............................................................14
         VIII.4.  Limitation of Liability........................................................................15
         VIII.5   Conditions of Indemnification..................................................................15

ARTICLE IX        TRANSITION.....................................................................................16


ARTICLE X         CONFIDENTIALITY; TAX MATTERS...................................................................16

         X.1.     Confidentiality................................................................................16
         X.2.     No Representation with Regard to Tax Treatment.................................................17

ARTICLE XI        MISCELLANEOUS..................................................................................17

         XI.1.    Additional Actions and Documents...............................................................17
         XI.2.    Expenses.......................................................................................17
         XI.3.    Assignment.....................................................................................18
         XI.4.    Entire Agreement; Amendment....................................................................18
         XI.5.    Waiver   ......................................................................................18
         XI.6.    Severability...................................................................................18
         XI.7.    Governing Law..................................................................................18
         XI.8.    Notices........................................................................................19
         XI.9.    Headings.......................................................................................20
         XI.10.   Execution in Counterparts......................................................................20
         XI.11.   Attorneys' Fees................................................................................20
         XI.12.   Waiver of Jury Trial...........................................................................21
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EXHIBITS

Exhibit A - Form of Registration Rights Agreement
Exhibit B - Form of Investor Questionnaire
Exhibit C - Form of Certificate of Series B Units
Exhibit D - Acadia Partnership Agreement
Exhibit E - Certificate of Designation
Exhibit F - Form of Consent of Property Co-Managers
Exhibit G - Form of Assignment of Contributed Property
Exhibit H - Form of Acadia's Opinion of Counsel
Exhibit I - Form of Contributors' Opinion of Counsel
Exhibit J - Sub-Management Agreement
Exhibit K - Co-Investment Agreement

                                       ii
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                                  (continued)

                                                                       Page
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SCHEDULES

Schedule 1 - List of Owner Entities
Schedule 2 - List of Properties
Schedule 3 - List of Documents comprising the Owner Entities and the Contributed Property
Schedule 4 - Schedule of Fees
Schedule 5 - Allocation of Units
Schedule 6 - List of Partners/Members of Contributors
Schedule 7 - Prepaid Fees

                            AGREEMENT OF CONTRIBUTION

                                  by and among

                       ACADIA REALTY LIMITED PARTNERSHIP,
                               ACADIA REALTY TRUST

                                       and

                                KLAFF REALTY, LP
                              KLAFF REALTY, LIMITED






                                January ___, 2004

                            AGREEMENT OF CONTRIBUTION


                  THIS AGREEMENT OF CONTRIBUTION (the "Agreement") is entered into as of January __, 2004 by and among Acadia Realty Limited Partnership, a Delaware limited partnership ("Acadia"), Acadia Realty Trust, a Maryland real estate investment trust (the "REIT") and Klaff Realty, LP, a Delaware limited partnership, and Klaff Realty, Limited, an Illinois corporation (each a "Contributor," and collectively, the "Contributors").

                                    RECITALS:

                  A. The Contributors are engaged in the retail management services business (the "Retail Services Business") and desire to become limited partners in Acadia by contributing to Acadia assets, including goodwill, related to the Retail Services Business, as a going concern (the "Contributed Property"), and Acadia has agreed to admit the Contributors as limited partners.

                  B. Acadia and Contributors desire to enter into the Agreement to set forth certain additional terms and conditions upon which Contributors will transfer the Contributed Property to Acadia.

                                   ARTICLE I

                            CONTRIBUTION OF PROPERTY

                  I.1. Contribution and Acquisition of Contributed Property

                  Subject to the terms and conditions hereof, Contributors agree to contribute to Acadia, and Acadia agrees to acquire and accept from Contributors, all of Contributors' right, title and interest in and to the Contributed Property in exchange for Preferred Series B units of limited partnership interest in Acadia with rights, preferences and privileges as set forth in the Certificate of Designation attached as Exhibit E (the "Series B Units") (the foregoing, together with all other transactions contemplated by this Agreement being referred to herein as the "Contribution"). The Contribution shall be consummated, as set forth in Article II hereof, in a transaction intended to qualify for nonrecognition of gain to Contributors pursuant to
Section 721 of the Internal Revenue Code of 1986, as amended (the "Code").

                  I.2. Closing

                  The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on a date (the "Closing Date") and at a time (the "Closing Time") and a place (the "Closing Place") to be mutually agreed to by the parties hereto, upon satisfaction or waiver of the conditions set forth in
Article VI hereof.

                  I.3. Contributor Representative

                  The Contributors hereby appoint Hersch M. Klaff as their representative in connection with this Agreement (the "Contributor Representative")and with respect to any decisions to be made by Contributors under this Agreement, Acadia and the REIT may rely exclusively on instructions from the Contributor Representative.

                                   ARTICLE II

                                 EXCHANGE AMOUNT

                  II.1. Exchange Amount

                  (a) Units Delivered at Closing. In exchange for the contribution of the Contributed Property, the Contributors shall receive in the aggregate, at the Closing, a number of Series B Units (rounded to the nearest whole number) equal to $4,000,000 divided by $1,000.00. Each Contributor shall be entitled to receive the number of Series B Units set forth in Schedule 5 hereto.

                  (b) Distribution of Units. At the Closing, Acadia shall issue the Series B Units to the Contributors in accordance with written instructions provided to Acadia by the Contributor Representative at least two business days prior to the Closing.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS

                  Contributors jointly and severally represent and warrant to Acadia as follows:

                  III.1. Organization and Standing

                  Each Contributor is a limited partnership, corporation or a limited liability company, duly formed, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business in each jurisdiction where the conduct of its business requires qualification. Each Contributor has the full and unrestricted power and authority to own, operate and lease its assets, to carry on its business as currently conducted, to execute and deliver this Agreement, and each other agreement, instrument or document relating hereto or contemplated hereby or thereby (the "Other Agreements") to which it is a party and to carry out the transactions contemplated hereby or thereby.

                  III.2. Authorization; No Conflicts

                  The execution and delivery of this Agreement and the Other Agreements by each Contributor and the performance by each Contributor of its covenants and agreements under this Agreement and the Other Agreements have been, or at Closing will have been, duly authorized by all necessary action on the part of such Contributor. Prior to the Closing, the Contributor shall have used commercially reasonable efforts to obtain, with respect to this transaction, the consents of the general partners or managers (such general partners and managers being hereafter referred to as the "Property Co-Managers") of the owning entities (the "Owner Entities") for which the Contributors' Retail Services Business is providing services (the "Consents"). The execution, delivery and performance by each Contributor of this Agreement and each Other Agreement to which such Contributor is a party, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by such Contributor of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with, or violate any provision of the organization documents of any Contributor; (b) conflict with, or violate any provision of, any statute, law, ordinance, regulation, rule, order, writ or injunction having applicability to any Contributor, any of its assets or the Contributed Property; (c) subject to obtaining the Consents, conflict with, result in any breach of, or constitute a default under the Contributed Property or any agreement to which any Contributor or any Contributor's equity owners is a party or by which it or they or any of its or their assets are bound; (d) subject to obtaining the Consents, result in or require the creation or imposition of or result in the acceleration of any indebtedness or of any encumbrance of any nature upon, or with respect to, the Contributed Property, Contributor or any Contributor's equity owners or any of the assets now owned or hereafter acquired by any Contributor; except (in the case of clauses (b), (c) and (d) above) for such conflicts, violations, breaches or defaults as will not have a material adverse effect on the Contributed Property or the business or financial condition of any Contributor or the consummation of this transaction.

                  III.3. Binding Obligations

                  This Agreement and each Other Agreement executed and delivered by each Contributor on or prior to the date hereof constitutes a valid and binding obligation of such Contributor, enforceable in accordance with its terms; and each Other Agreement to be executed by each Contributor pursuant hereto or thereto, when executed and delivered in accordance with the provisions hereof or thereof, shall be a valid and binding obligation of such Contributor, enforceable in accordance with its terms.

                  III.4. No Litigation

                  There are no actions, suits, claims, arbitrations, proceedings or investigations pending or, to the knowledge of any Contributor, threatened against, affecting or involving the Contributed Property, any Contributor or its businesses or assets, or the transactions contemplated by this Agreement, at law or in equity, or before or by any court, arbitrator or governmental authority, domestic or foreign, that could reasonably be expected to have a material adverse effect on the Contributed Property or the business or financial condition of any Contributor or to challenge or impair the ability of any Contributor to consummate the Contribution.

                  III.5. Contributed Property

                  (a) Attached hereto as Schedules 1 and 2 are a true, correct and complete lists respectively of the Owner Entities and the properties (the "Properties") for which the Contributors' Retail Services Business is providing services.

                  (b) Attached hereto as Schedule 3 is a true, correct and complete schedule of all documents comprising the Owner Entities and Contributed Property and the Contributors have delivered to Acadia true, correct and complete copies of all documents comprising the Owner Entities and the Contributed Property and a complete accounting of all Fees billed and received with respect to the Contributed Property for the last 12 months through November 30, 2003.

                  (c) To the Contributors' knowledge, the organization documents of the Owner Entities are in full force and effect.

                  (d) Attached hereto as Schedule 4 is a true, correct and complete schedule of all Fees to which the Contributors are entitled in connection with the performance of the Retail Services Business.

                  (e) Attached hereto as Schedule 6 is a true, correct and complete schedule of all partners and members of the Contributors.

                  (f) Upon receipt of the Consents, the Contributors have the right to transfer the Contributed Property in accordance with the terms of this Agreement.

                  (g) The Contributed Property is wholly owned by the Contributors, free and clear of all liens and encumbrances.

                  (h) The Contributed Property is in full force and effect and is the legal, valid and binding obligation of each of the parties thereto, enforceable against such parties in accordance with its terms. None of the Contributors is in default, and there exists no condition or act which with the giving of notice or passage of time or otherwise will cause a default with respect to the Contributed Property. Except as otherwise listed on Schedule 7, no Fees under the Contributed Property for any period after the Closing Date shall have been paid. In no event, however, do the Contributors represent, warrant, covenant or guaranty the payment of any Fees to Acadia or the amount of any Fees that Acadia may receive in the future.

                  III.6. Securities Law Matters

                  (a) Each Contributor acknowledges that Acadia intends the offer and issuance of the Series B Units to be exempt from registration under the Securities Act and applicable state securities laws by virtue of (i) the status of each Contributor and each equity owner of such Contributor as an Accredited Investor (as defined below), and (ii) Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and/or Regulation D promulgated under Section 4(2) of the Securities Act ("Regulation D"), and that Acadia will rely in part upon the representations and warranties made by each Contributor in this Agreement in making the determination that the offer and issuance of the Units qualify for exemption under Rule 506 of Regulation D as an offer and sale only to Accredited Investors (as defined below).

                  (b) Each Contributor, each of such Contributor's equity owners and each other person or entity who has a right to vote upon or approve the transactions contemplated hereby or who will receive a distribution of Series B Units pursuant to Section II.1(b) are "accredited investors" as defined in Regulation 501(a) under Regulation D ("Accredited Investors"). Each Contributor has provided to Acadia a true, correct and complete copy of such Contributor's organizational documents.

                  (c) Each Contributor and each other person or entity who will receive a distribution of Series B Units pursuant to Section II.1(b) will acquire the Units for their own account and not with a view to or for sale in connection with any "distribution" thereof within the meaning of the Securities Act.

                  (d) Each Contributor and its equity owners have sufficient knowledge and experience in financial, tax and business matters to enable them to evaluate the merits and risks of investment in the Series B Units. Each Contributor and its equity owners have the ability to bear the economic risk of acquiring the Series B Units. Each Contributor acknowledges that (i) the transactions contemplated by this Agreement and the Other Agreements involve complex tax consequences for each Contributor and its equity owners, and each Contributor and its equity owners are relying solely on the advice of their own tax advisors in evaluating such consequences, (ii) neither Acadia nor the REIT has made (or shall be deemed to have made) any representations or warranties as to the tax consequences of such transaction to any Contributor or any of its equity owners, and (iii) references in this Agreement to the intended tax effect of the Contribution and the other matters described herein shall not be deemed to imply any representation by Acadia or the REIT as to a particular tax effect that may be obtained by any Contributor or its equity owners. Each Contributor and its equity owners remain solely responsible for all tax matters relating to each Contributor and its equity owners.

                  (e) Each Contributor and each other person or entity who will receive a distribution of Series B Units pursuant to Section II.1(b) has been supplied with, or had access to, information to which a reasonable investor would attach significance in making an investment decision to acquire the Series
B. Units and any other information they have requested. Each Contributor and each other person or entity who will receive a distribution of Series B Units pursuant to Section II.1(b) has had an opportunity to ask questions of and receive information and answers from Acadia and the REIT concerning Acadia, the REIT, the Series B Units, the Common OP Units (defined below) into which the Series B Units may be exchanged, and the common shares of beneficial interest ("Common Shares") into which the Common OP Units may be exchanged, and to assess and evaluate any information supplied to them by Acadia or the REIT, and all such questions have been answered and all such information has been provided to their full satisfaction.

                  (f) Each Contributor and each other person or entity who will receive a distribution of Series B Units pursuant to Section II.1(b) acknowledges that the Series B Units are not registered under the Securities Act or any state securities laws and cannot be resold without registration thereunder or exemption therefrom.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF ACADIA AND THE REIT

                  A. Acadia Representations. Acadia represents and warrants to Contributors as follows:

                  IV.1. Organization and Standing

                  Acadia is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full and unrestricted partnership power and authority to own, operate and lease its assets and to carry on its business as currently conducted. Acadia is duly qualified to conduct business as a foreign limited partnership and is in good standing in each jurisdiction where the nature of the business conducted by Acadia or the character of the assets owned, leased or otherwise held by it makes any such qualification necessary, except where the failure to be so qualified would not have a material adverse effect upon the business of Acadia as currently conducted.

                  IV.2. Authorization; No Conflicts

                  The execution, delivery and performance by Acadia of this Agreement and each Other Agreement to which Acadia is a party, the fulfillment of and compliance with the respective terms and provisions hereof and thereof, and the consummation by Acadia of the transactions contemplated hereby and thereby, do not and will not: (a) conflict with, or violate any provisions of, the certificate of limited partnership or agreement of limited partnership of Acadia; (b) conflict with, or violate any provision of, any statute, law, ordinance, regulation, rule, order, writ or injunction having applicability to Acadia or any of its assets; or (c) conflict with, result in any breach of, or constitute a default under any agreement to which Acadia is a party or by which it or any of its assets are bound; except (in the case of clauses (b) and (c) above) for such conflicts, violations, breaches or defaults as will not have a material adverse effect on the business or financial condition of Acadia or the consummation of the Acquisition.

                  IV.3. Binding Obligations

                  This Agreement and each Other Agreement executed and delivered by Acadia constitutes a valid and binding obligation of Acadia, enforceable in accordance with its terms; and each Other Agreement to be executed by Acadia pursuant hereto or thereto, when executed and delivered in accordance with the provisions hereof or thereof, shall be a valid and binding obligation of Acadia, enforceable in accordance with its terms.

                  IV.4. No Litigation

                  There are no actions, suits, claims, arbitrations, proceedings or investigations pending or, to the knowledge of Acadia, threatened against, affecting or involving Acadia or its business or assets or the transactions contemplated by this Agreement, at law or in equity, or before or by any court, arbitrator or governmental authority, domestic or foreign, that could reasonably be expected to have a material adverse effect on the business or financial condition of Acadia or challenge or impair the ability of Acadia to consummate the Contribution.

                  IV.5. Series B Units

                  At the Closing, the Series B Units to be issued to Contributors pursuant to Article II hereof will be duly authorized for issuance by Acadia to Contributors and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable

                  IV.6. No Tax Audits

                  Acadia is not a party to any pending action, audit or proceeding by any taxing authority for any assessment or collection of any federal, state or local taxes.

                  IV.7. Tax Reporting

                  Acadia will treat the transfer of the Contributed Property to Acadia for federal income tax purposes as a contribution that qualifies for nonrecognition of gain pursuant to Section 721 of the Code. Acadia, however, makes no representation or warranty that these positions will be respected.

                  IV.8. Capitalization

                  As of September 30, 2003, 28,463,083 common units of limited partnership ("Common OP Units") were issued and outstanding, of which 27,321,766 Common OP Units are held by the REIT and 1,141,317 Common OP Units are held by the limited partners of Acadia. In addition, 2,212 Series A Preferred Units are issued and outstanding with an aggregate liquidation preference of $2,212,000 and will rank pari passu with the Series B Preferred Units.

                  IV.9. Common OP Units

                  As of the Closing, the Common OP Units issuable upon conversion of the Series B Units will have been duly and validly authorized by Acadia and the REIT as General Partner and will have been duly reserved for issuance upon such conversion.

                  IV.10. Governmental Consents and Approvals

                  Acadia has obtained each and every consent, approval, permit or order of, and has made each and every filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision required to be obtained or made in connection with: (A) its execution, delivery and performance of this Agreement and (B) its consummation of the transactions contemplated hereby.

                  IV.11. Absence of Certain Changes or Events; Undisclosed
                         Liabilities and Agreements

                  Since September 30, 2003:

                  (a) there has not been any material adverse change in the financial position or results of operations of Acadia from that reflected in the consolidated financial statements of the REIT as of September 30, 2003, or any material adverse change in the business, assets or prospects of Acadia (including the imposition of any material adverse regulatory requirements or the loss of any material permits, licenses or franchises).

                  (b) there has not been any material damage, destruction or other casualty loss with respect to property owned or leased by Acadia not covered by insurance.

                  (c) Acadia has not conducted its business otherwise than in the ordinary course.

                  B. REIT Representations. The REIT hereby represents and warrants to the Contributors as follows:

                        (i) Organization, Good Standing, Corporate Power and Authorization. The REIT is a real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland and has full right, power and authority to enter into this Agreement and to assume and perform all of its obligations. The REIT is duly qualified to conduct business as a foreign real estate investment trust and is in good standing in each jurisdiction where the nature of the business conducted by the REIT or the character of the assets owned, leased or otherwise held by it makes any such qualification necessary, except where the failure to be so qualified would not have a material adverse effect upon the business of the REIT as currently conducted. The execution and delivery of this Agreement and the performance by the REIT of its obligations under this Agreement will require no further action, consent or approval of the REIT's shareholders or trustees, or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of the REIT.

                        (ii) Non-contravention. The entry into, performance of, or compliance with this Agreement by the REIT has not resulted, and will not result, in any violation of, default under, or acceleration of any provision of the bylaws or declaration of trust of the REIT or any provision of, or result in the acceleration of or entitle any party to accelerate (whether after the filing of notice or lapse of time or both) any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property of the REIT pursuant to any provision of any mortgage, lien, lease, agreement, license or instrument, or violate any law, regulation, order, arbitration award, judgment or decree to which the REIT is a party or by which it or its property is bound or violate or conflict with any other material restriction of any kind or character to which the REIT is subject.

                        (iii) Capitalization and Due Authorization. As of September 30, 2003, the authorized shares of beneficial interest of all classes of the REIT consisted of 100,000,000 shares of beneficial interest, par value $.001 per share, all of such shares are initially classified as "Common Shares" and the issued and outstanding Common Shares of the REIT consisted of Common Shares.

                        (iv) Common Shares. As of the Closing, the Common Shares issuable upon conversion of the Common OP Units (which are issuable upon exchange of the Series B Units) will have been duly and validly authorized by the REIT and will have been duly reserved for issuance upon such conversion. The Common Shares issuable upon conversion of such Common OP Units, when issued upon such conversion in accordance with their terms, will be validly issued, fully paid and nonassessable.

                        (v) Governmental Consents and Approvals. The REIT has obtained each and every consent, approval, permit or order of, and has made each and every filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision required to be obtained or made in connection with: (A) its execution, delivery and performance of this Agreement and (B) its consummation of the transactions contemplated hereby.

                        (vi) Binding Obligations. This Agreement and each Other Agreement executed and delivered by the REIT constitutes a valid and binding obligation of the REIT, enforceable in accordance with its terms; and each Other Agreement to be executed by the REIT pursuant hereto or thereto, when executed and delivered in accordance with the provisions hereof or thereof, shall be a valid and binding obligation of the REIT, enforceable in accordance with its terms.

                        (vii) SEC Filings. The REIT has filed all forms, reports, schedules, proxy materials, registration statements and related prospectuses and supplements and other documents required to be filed by the REIT with the SEC pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") through the date hereof (collectively, the "REIT SEC Documents") and will cause to be delivered to Sellers copies of such additional documents as may be filed with the SEC by the REIT between the date hereof and the Closing Date. The REIT SEC Documents were, and those additional documents filed between the date hereof and the Closing will be, prepared and filed in all material respects in compliance with the rules and regulations promulgated by the SEC, and do not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                        (viii) Financial Statements. The consolidated financial statements included in the SEC Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the period involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q and present fairly (subject in the case of the unaudited statements, to normal, recurring year-end audit adjustments) the consolidated financial position of Acadia or the REIT, as applicable, at the dates thereof and the consolidated results of operations and cash flows for the periods then ended.

                        (ix) Absence of Certain Changes or Events. Since September 30, 2003 there has not been:

                           (a) any material adverse change in the financial
                  condition or results of operations of the REIT from that reflected in the financial statements as of September 30, 2003 included in the REIT SEC Documents or any material adverse change in the business, assets or prospects of the REIT (including the imposition of any material adverse regulatory requirements or the loss of any material permits, licenses or franchises);

                           (b) there has not been any material damage,
                  destruction or other casualty loss with respect to property owned or leased by the REIT not covered by insurance; and

                           (c) the REIT has not conducted its business otherwise
                  than in the ordinary course.

                                   ARTICLE V

                             CONTRIBUTORS COVENANTS

                  V.1. Current Operating Covenants

                  The Contributors shall, from the date of this Agreement until the Closing Date:

                  (a) Perform their obligations with respect to the Contributed Property in accordance with past practice;

                  (b) Promptly deliver to Acadia copies of all written notices, and orally advise if notice is oral, from the Entities regarding defaults by the Contributors regarding their management services responsibilities with respect to the Contributed Property;

                  (c) Promptly deliver to Acadia, notice of any claims, actions, suits and the like, of which the Contributors have been notified in writing, pending or threatened with respect to the Contributed Property and the Properties or the management thereof;

                  (d) Maintain all permits or other legal authorizations in connection with the Contributed Property;

                  (e) Cooperate fully in providing any documentation or information reasonably requested by Acadia in connection with this transaction;

                  (f) Use commercially reasonable efforts to obtain the Consents of the Property Co-Managers of the Owner Entities with respect to consummation of the Contribution.

                  V.2. Long-term Covenants

                  The Contributors and Hersch M. Klaff, personally, shall:

                  (a) During the next three years, to the extent it is within their power, use reasonable efforts to refer to Acadia and its affiliates, for a right of first refusal, all future management services opportunities with respect to retail properties as to which any of the Contributors or their affiliates are acquiring or otherwise actively involved in any material respect therein, other than as a passive investor.

                  (b) Not modify, amend, alter or terminate the Contributed Property, including, without limitation, any management contracts or their rights to manage under the Entities' organizational documents; provided, however, that the foregoing shall not restrict (i) any of the Contributors', or any affiliates', right to sell or otherwise dispose of, refinance, transfer or assign any of the Properties, or (ii) any action with respect to any Contributed Property properly initiated by a Property Co-Manager, notwithstanding any effect that such action may have on any Contributed Property.

                  (c) Subject to the subsequent provisions of this subsection
(c), not initiate or resume any retail management, leasing and development services business in the United States for three years from the Closing Date. This prohibition shall not include any right of the Contributors (i) to participate in the Co-Investment Agreement with Acadia, as defined in Section VII.B(g), (ii) to provide retail management, leasing and development services in accordance with the terms of the Sub-Management Agreement, as defined in Section VII.B(d), or (iii) to provide retail management, leasing and development services for any retail property that Acadia has elected not to manage. This prohibition shall include referring the retail management services associated with the Contributed Property to third parties or consenting to an assignment(s) of such management services to a third party. In no event shall the Contributors have any future economic interest in the Contributed Property, other than the rights contained in the Sub-Management Agreement.

                  (d) Not convert any Common OP Units, issuable upon exchange of the Series B Units into Common Shares for a period of the lesser of (i) three
(3) years after the Closing Date, or (ii) until such time as the Contributors may first exercise their redemption rights under Section 5(a) of the Certificate of Designation of Series B Preferred Operating Partnership Units of Limited Partnership Interest in Acadia.

                  (e) Not transfer the ownership of any of the Series B Units held by a Contributor to another person or entity for a period of the lesser of
(i) one (1) year after the Closing, or (ii) until such time as the Contributors may first exercise their redemption rights under Section 5(a) of the Certificate of Designation of Series B Preferred Operating Partnership Units of Limited Partnership Interest in Acadia.

                  V.3. Survival.

                  The covenants set forth in Article V.2 shall survive the Closing in accordance with their terms.

                                   ARTICLE VI

                       CONDITIONS PRECEDENT TO THE CLOSING

                  VI.1. Conditions to Obligations of Contributors

                  The obligation of Contributors to consummate the Contribution is subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of Contributors to carry out the provisions of this Agreement unless such failure is waived in writing by Contributors:

                  (a) Representations and Warranties. The representations and warranties made by Acadia and the REIT in Article IV hereof and the statements contained in any document furnished by Acadia or the REIT in connection with the Closing pursuant to this Agreement shall be true in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes therein contemplated by this Agreement or any Other Agreement.

                  (b) Legal Proceedings. No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement, other than an action or proceeding instituted or threatened by any Contributor.

                  (c) Documents at Closing. All documents required to be furnished to Contributors hereunder prior to or at the Closing shall have been so furnished.

                  VI.2. Conditions to Obligations of Acadia

                  The obligation of Acadia to consummate the Contribution is subject to the fulfillment, at or prior to the Closing, of each of the following conditions, and failure to satisfy any such condition shall excuse and discharge all obligations of Acadia to carry out the provisions of this Agreement unless such failure is waived in writing by Acadia:

                  (a) Representations and Warranties. The representations and warranties made by Contributors in Article III of this Agreement and the statements contained in any document furnished by Contributors or its equity owners in connection with the Closing pursuant to this Agreement shall be true in all material respects when made and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes therein contemplated by this Agreement or any Other Agreement.

                  (b) Legal Proceedings. No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) which is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement other than an action or proceeding instituted or threatened by Acadia.

                  (c) Documents at Closing. All documents required to be furnished to Acadia hereunder prior to or at the Closing shall have been so furnished.

                                  ARTICLE VII

                                   DELIVERIES

                  The Closing shall occur simultaneously with the delivery of the following documents:

                  A. The Contributors shall deliver:

                  (a) Authority Documents. Evidence satisfactory to Acadia that the persons executing the closing documents on behalf of the Contributors have full right, power and authority to do so, and the following documentation: (i) Certified copies of Klaff Realty, LP and Klaff Realty, Limited organizational documents which are true and correct, unamended, and continuing, and of the incumbency of its officers, (ii) Certificates of Existence and Good Standing from the Secretary of State of Delaware and the Secretary of State of Illinois and (iii) Opinion letter of counsel to Klaff Realty, LP and Klaff Realty, Limited substantially in the form attached hereto as Exhibit I as to the following: due authorization and authority of Klaff Realty, LP and Klaff Realty, Limited to enter into this Agreement and perform their obligations hereunder; and noncontravention of the transactions contemplated by this Agreement with Contributors' organizational documents.

                  (b) Series B Units Documents. The documents required in connection with the issuance of the Series B Units, including signature pages to the Partnership Agreement and the Registration Rights Agreement executed by each Contributor. Each Contributor shall execute and deliver any other documents as may be required under applicable federal or state securities laws, including a reiteration of the representations and covenants set forth in Article III hereof.

                  (c) Investor Questionnaires. Investor Questionnaires in the form attached hereto as Exhibit B.

                  (d) Consents. Consents from each Property Co-Manager of each Owner Entity approving the assignment of the Contributed Property to Acadia and the further assignment to a subsidiary of the REIT, in the form of Exhibit F.

                  (e) Assignments. Executed Assignments of Contributed Property in the form of Exhibit G.

                  (f) Certifications. Certificates from each of the Contributors certifying as to the continuing accuracy of the representations and warranties made by such party.

                  (g) Miscellaneous. Such other instruments as are reasonably requested by Acadia.

                  B. Acadia's Deliveries. At the Closing, Acadia shall deliver:

                  (a) Registration Rights Agreement. The Registration Rights Agreement, substantially in the form attached hereto as Exhibit A, executed by Acadia and Contributors;

                  (b) Certifications. Certificates of Acadia and the REIT certifying as to continued accuracy of the representations and warranties made by such party herein, executed by an officer or other authorized signatory of such party;

                  (c) Series B Units. Certificates representing the Series B Units in the form of Exhibit C;

                  (d) Sub-Management Agreement. A sub-management agreement substantially in the form of Exhibit K (the "Sub-Management Agreement");

                  (e) Authority Documents. Evidence reasonably satisfactory to the Contributors that the person or persons executing the closing documents on behalf of Acadia and the REIT has full right, power and authority to do so;

                  (f) Legal Opinion. An Opinion of Acadia and REIT's general counsel, substantially in the form attached hereto as Exhibit H;

                  (g) Co-Investment Agreement. A co-investment agreement substantially in the form of Exhibit L (the "Co-Investment Agreement"); and

                  (h) Miscellaneous. Such other documents as reasonably requested by the Contributors.

                                  ARTICLE VIII

                            SURVIVAL; INDEMNIFICATION

                  VIII.1. Survival

                  All representations, warranties, covenants, indemnities and other agreements of the parties hereto made in this Agreement or in any document furnished pursuant hereto shall not be extinguished by the Closing, but shall survive the Closing, as specified in this Section VIII.1. All representations and warranties of the parties hereto made in this Agreement or in any document furnished pursuant hereto shall survive for a one (1) year period following the Closing and shall be extinguished from and after the first anniversary date of the Closing. Other than the covenants in Section V.1, which shall expire at the Closing, all covenants of the parties hereto made in this Agreement shall survive for the three (3) year period following the Closing and shall be extinguished from and after the third anniversary date of the Closing. No investigation, audit or inspection made by or on behalf of any party hereto shall affect the survival of the representations, warranties, covenants, indemnities and other agreements of the parties hereto. All representations and warranties of the parties hereto made in this Agreement or in any document delivered pursuant hereto shall also be deemed made on and as of the Closing Date.

                  VIII.2. Agreement of Contributors to Indemnify

                  Subject to the conditions and provisions of this Article VIII, Contributors hereby jointly and severally agree to indemnify, defend and hold harmless Acadia and its subsidiaries and affiliates (including, without limitation, the REIT) and each of their respective officers, directors, trustees, partners, members, employees, successors and assigns (collectively, the "Acadia Indemnified Persons") from and against and in respect of all demands, claims, actions or causes of action, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements (the "Claims"), asserted against, resulting to, imposed upon or incurred by the Acadia Indemnified Persons, directly or indirectly, by reason of or resulting from (i) any breach of any representation or warranty in any material respect made by Contributors in this Agreement or in any document furnished by or on behalf of Contributors pursuant to this Agreement or (ii) the Contributed Property which accrued prior to the Closing Date.

                  VIII.3. Agreement of Acadia to Indemnify

                  Subject to the conditions and provisions of this Article VIII, Acadia hereby agrees to indemnify, defend and hold harmless each Contributor and its subsidiaries and affiliates and each of their respective officers, directors, trustees, partners, members, employees, successors and assigns (collectively, the "Contributor Indemnified Persons"), from and against and in respect of all Claims asserted against, resulting to, imposed upon or incurred by the Contributor Indemnified Persons, directly or indirectly, by reason of or resulting from (i) any breach of any representation or warranty in any material respect made by Acadia in this Agreement or in any document furnished by or on behalf of Acadia pursuant to this Agreement, or (ii) the Contributed Property which accrued on or after the Closing Date, except to the extent that such claims directly arise from actions of the Contributors prior to the closing date or the Contributors' actions under the Sub-Management Agreement as to which they are not entitled to indemnity thereunder.

                  VIII.4. Limitation of Liability.

                  Notwithstanding the foregoing or anything else to the contrary contained herein, subject to the provisions set forth in this Section VIII.4., in no event shall Hersch M. Klaff, individually, have any liability to Acadia Indemnified Persons in excess of $1,000,000, or for any provision of this Agreement except for Section V.2. herein. Notwithstanding the foregoing or anything else to the contrary contained herein, in no event shall Hersch M. Klaff, individually, have any monetary liability to Acadia Indemnified Persons at any time while a Contributor is the record owner of either the Series B Units or the Common OP Units into which the Series B Units were converted. In addition, notwithstanding anything else to the contrary contained herein, in no event shall either (a) the Contributors, or (b) the Contributors and Hersch M. Klaff, collectively, have any liability to Acadia Indemnified Persons in excess of $4,000,000, including Acadia's costs and expenses, in the aggregate. Furthermore, in no event shall any party hereto be liable for any Claims for any special, indirect, incidental, exemplary, consequential or punitive damages.

                  VIII.5. Conditions of Indemnification

                  The obligations and liabilities of Contributors and Acadia hereunder with respect to their respective indemnities pursuant to this Article VIII resulting from any Claim shall be subject to the following terms and conditions:

                  (a) The indemnified party shall give prompt written notice to the indemnifying party of any Claim which is asserted against, resulting to, imposed upon or incurred by such indemnified party and which may give rise to liability of the indemnifying party pursuant to this Article VIII, stating (to the extent known or reasonably anticipated) the nature and basis of such Claim and the amount thereof.

                  (b) If the facts pertaining to a Claim arise out of the Claim of any third party, or if there is any Claim against a third party available by virtue of the circumstances of the Claim, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party shall not agree to settlement of any such action or proceeding which provides for any relief other than the payment of monetary damages or which could have a material precedential impact or effect on the business or financial condition of the indemnified party without the prior written consent of the indemnified party; and provided, further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and the indemnified party's counsel shall be entitled to conduct the indemnified party's defense, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in subparagraph (a) above, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding. Whether or not the indemnifying party chooses to so defend or prosecute such Claim, all the parties hereto shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith. The indemnifying party shall be subrogated to all rights and remedies of the indemnified party.

                                   ARTICLE IX

                                   TRANSITION

                  The parties hereto agree to cooperate and to transition operational responsibility for the management of the Properties over a two-year period. The division of responsibilities and fees shall be set forth in the Sub-Management Agreement substantially in the form of Exhibit K.

                                   ARTICLE X

                          CONFIDENTIALITY; TAX MATTERS

                  X.1. Confidentiality

                  (a) Information. Before the Closing or if the Closing does not occur, all information provided by a party hereto (the "Disclosing Party") to another party hereto (the "Receiving Party") in connection with the transactions contemplated by this Agreement shall be kept strictly confidential by such Receiving Party and shall not, without the prior consent of the Disclosing Party, be disclosed by the Receiving Party or used for any purpose other than evaluating such transactions. The Receiving Party agrees that such information shall only be transmitted to such Receiving Party's partners, officers, directors, trustees, employees, attorneys, accountants, contractors, consultants, advisors and agents who need to know such information for purposes of evaluating such transactions and who agree to be bound by these confidentiality provisions, and each Receiving Party agrees that in the event the Closing does not take place for any reason, the Receiving Party shall return all such information to the Disclosing Party. The provisions of this section shall not apply to any information which is a matter of public record or lawfully obtainable from other sources and shall not prevent either party from complying with applicable laws, rules, regulations and court orders, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements. Notwithstanding the foregoing, the parties may disclose the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind related to such tax treatment and tax structure.

                  (b) Public Notices. Between the date hereof and for a period ending one (1) year after the Closing Date, no party hereto shall release or cause or permit to be released any press notices or advertising promotion or other publicity relating to this transaction without first giving reasonable notice to, and consulting with, each other party and, as required herein, obtaining the written consent of each other party. No provisions in this Section XI.1(b) shall preclude a party from discussing the substance or any relevant details of such transactions with any of its attorneys, accountants, professional consultants, lenders, partners, affiliates, investors, or any prospective lender, partner or investor, as the case may be, or prevent a party hereto, from complying with laws, rules, regulations and court orders, including without limitation, governmental regulatory, stock exchange, disclosure, tax and reporting requirements (including, in the case of Acadia and the REIT, disclosure by the REIT of information that it determines is necessary or appropriate in accordance with its obligations as a public company under rules of the New York Stock Exchange, the Securities and Exchange Commission or other regulatory body) or making an announcement or making any communication to its shareholders in accordance with its corporate policy.

                  X.2. No Representation with Regard to Tax Treatment

                  Notwithstanding any provision of this Agreement, no party hereto makes any representation regarding (and shall have no liability with respect to) the tax consequences to any other party hereto or to any of its direct or indirect partners of the transactions contemplated herein or in any Other Agreements.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  XI.1. Additional Actions and Documents

                  Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement; provided, however, that in no event shall Contributors be required to obtain consents or approvals from any partners, members or other owners of the Owner Entities other than the Property Co-Managers.

                  XI.2. Expenses

                  Each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements. The provisions of this Section XII.2 shall survive any termination of this Agreement.

                  XI.3. Assignment

                  No party hereto shall assign its rights and/or obligations under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other parties hereto. Notwithstanding anything to the contrary in the preceding sentence, at any time after the Closing Date, Acadia may assign its rights and/or obligations under this Agreement to an affiliate, or any other person or entity in connection with a merger, consolidation, sale or contribution of all or substantially all of its or the REIT's assets, or other similar corporate transaction; provided, that no assignment pursuant to the preceding clause shall release the assigning party from its respective liabilities and obligations hereunder.

                  XI.4. Entire Agreement; Amendment

                  This Agreement, including the Exhibits and other documents referred to herein or furnished pursuant hereto, constitute the entire agreement among the parties hereto with respect to the transactions contemplated herein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein; provided, that nothing in this Section XI.4 shall have any effect on the Other Agreements. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

                  XI.5. Waiver

                  No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other documents furnished in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

                  XI.6. Severability

                  If any part of any provision of this Agreement or any other agreement or document given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

                  XI.7. Governing Law

                  This Agreement, the rights and obligations of the parties hereto, and any claim or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law rules thereof).

                  XI.8. Notices

                  All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by facsimile, telegram, telecopy or telex, addressed as follows:

         (1) If to any Contributor:

                           Klaff Realty, LP
                           Klaff Realty, Limited
                           122 South Michigan Avenue
                           Chicago, IL  60603
                           Attention: Hersch M. Klaff
                           Telephone: 312-360-3102
                           Facsimile: 312-360-0606
                           Email: hklaff@klaff.com


                           With copies to:

                           Klaff Realty, LP
                           Klaff Realty, Limited
                           122 South Michigan Avenue
                           Chicago, IL  60603
                           Attention: Martha Amesbury
                           Telephone: 312-360-3116
                           Facsimile: 312-360-0606
                           Email: mamesbury@klaff.com


                           Allan J. Reich, Esq.
                           Seyfarth Shaw LLP
                           55 E. Monroe Street, Suite 4200
                           Chicago, IL  60603
                           Telephone: 312-781-8650
                           Facsimile: 312-269-8869
                           Email: areich@seyfarth.com

         (2) If to Acadia:

                           Acadia Realty Trust
                           1311 Mamaroneck Avenue, Suite 260
                           White Plains, NY  10605
                           Attention: Joel Braun
                           Telephone: 914-288-8146
                           Facsimile: 914-428-3922
                           Email: jbraun@acadiarealty.com

                           With a copy to:

                           Robert Masters, Esq.
                           1311 Mamaroneck Avenue, Suite 260
                           White Plains, NY  10605
                           Telephone: 914-288-8139
                           Facsimile: 914-428-3646
                           Email: rmasters@acadiarealty.com

                  Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, faxed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the confirmation receipt (with respect to a facsimile), or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

                  XI.9. Headings

                  Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                  XI.10. Execution in Counterparts

                  To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                  XI.11. Attorneys' Fees

                  Should either party employ attorneys to enforce any of the provisions hereof, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges and expenses, including reasonable attorneys' fees, expended or incurred by the prevailing party in connection therewith.

                  XI.12. Waiver of Jury Trial

                  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ACQUISITION AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE PROVISIONS OF THIS SECTION
XI.12 SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Contribution Agreement to be duly executed on their behalf as of the date first above written.

                                    CONTRIBUTORS:

                                    KLAFF REALTY, LP, a Delaware
                                    limited partnership

                                    By: Klaff Realty, Limited, General Partner


                                        By: ____________________________
                                            Name: Hersch M. Klaff
                                            Title: President


                                    KLAFF REALTY, LIMITED, an Illinois
                                    corporation


                                        By: ____________________________
                                            Name: Hersch M. Klaff
                                            Title: President


                                    ACADIA:

                                    ACADIA REALTY LIMITED PARTNERSHIP

                                    By: Acadia Realty Trust, General
                                        Partner


                                        By: ____________________________
                                            Name: Kenneth F. Bernstein
                                            Title: President

                                    REIT:

                                    ACADIA REALTY TRUST


                                        By: ____________________________
                                            Name: Kenneth F. Bernstein
                                            Title: President



                  The undersigned hereby joins in the execution of this Agreement to confirm his agreement with the covenants of Article V.2; which shall survive the Closing.

                                     ______________________________________
                                     Hersch M. Klaff